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                                                                    EXHIBIT 23.1


                        CONSENT OF ARTHUR ANDERSEN (UPC)


As independent accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 28, 2000 on the consolidated financial statements of United Pan-Europe Communications N.V. ("UPC") included in UPC's Form 10-K for the year ended December 31, 1999, and to all references to our Firm included in this Registration Statement.

/s/ Arthur Andersen


Amstelveen, The Netherlands
May 12, 2000